SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
9/4/02  	ChevronTexaco Capital Company

Shares            Price         Amount
14,500,000  	$ 99.55		$14,434,750

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.35        N/A 	 0.73%	            1.13%

Broker
Goldman Sachs & Co.

Underwriters of ChevronTexaco Capital Company

Underwriters          	                  Principal Amount
Goldman Sachs & Co.                        $600,000,000
Lehman Brothers, Inc.                       600,000,000
Salomon Smith Barney, Inc.                  300,000,000
ABN AMRO, Inc.                               50,000,000
Banc of America Securities LLC               50,000,000
Blaylock & Partners, L.P.                    50,000,000
J.P. Morgan Securities, Inc.                 50,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  50,000,000
Morgan Stanley                               50,000,000
Scotia Capital (USA), Inc.                   50,000,000
Muriel Siebert & Co., Inc.                   50,000,000
Utendahl Capital Partners, L.P.              50,000,000
The Williams Capital Group, L.P.             50,000,000
Total                                 	 $2,000,000,000


SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
11/7/02 	Federal National Mortgage Assoc.

Shares            Price         Amount
42,000,000 	  $99.85	$41,937,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A		 2.10%              3.76%

Broker
UBS Warburg LLC and Credit Suisse First Boston Corp.

Underwriters of Federal National Mortgage Assoc.

Underwriters     	                    Principal Amount
Credit Suisse First Boston Corp.             $450,000,000
First Tennessee Bank National Association     450,000,000
Merrill Lynch, Pierce, Fenner, & Smith, Inc.  450,000,000
Goldman Sachs & Co.                           110,000,000
Morgan Stanley                                 90,000,000
Bear, Stearns & Co., Inc.                      75,000,000
Deutsche Bank Securities, Inc.                 75,000,000
J.P. Morgan Securities, Inc.                   75,000,000
Lehman Brothers, Inc.                          75,000,000
Salomon Smith Barney, Inc.                     75,000,000
UBS Warburg LLC                                75,000,000
Total                                      $2,000,000,000

SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/14/02 	Federal National Mortgage Assoc.

Shares            Price         Amount
36,400,000 	  $99.69	$36,287,160

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A		 2.10%              3.76%

Broker
Lehman Brothers, Inc.

Underwriters of Federal National Mortgage Assoc.

Underwriter                                  Principal Amount
Deutsche Bank Securities, Inc.               $1,107,000,000
Lehman Brothers, Inc.                         1,107,000,000
Merrill Lynch, Pierce, Fenner, & Smith, Inc.  1,107,000,000
Morgan Stanley                                  100,000,000
UBS Warburg LLC                                  87,000,000
ABN AMRO, Inc.                                   70,000,000
Bear, Stearns & Co., Inc.                        70,000,000
Credit Suisse First Boston Corp.                 70,000,000
Goldman, Sachs & Co.                             70,000,000
J.P. Morgan Securities, Inc.                     70,000,000
Salomon Smith Barney, Inc.                       70,000,000
The Williams Capital Group, L.P.                 70,000,000
Total                                        $4,000,000,000


SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/12/02	Countrywide Financial

Shares            Price         Amount
8,250,000 	  $99.65	$8,221,125

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.30         N/A 	 1.10%	           3.06%

Broker
Banc One Capital Markets, Inc.

Underwriters of Countrywide Financial

Underwriters*     	               Principal Amount*
Total                                    $750,000,000

*Principal amounts of underwriters were not available at time of filing.


SHORT TERM BOND FUND II
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
1/16/03 	Federal Home Loan Bank

Shares            Price         Amount
28,850,000 	  $99.78	$28,786,530

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.08        N/A 	 0.58%	           0.58%

Brokers
Deutsche Bank AG, J.P. Morgan Securities, Inc. and
Lehman Brothers, Inc.

Underwriters of Federal Home Loan Bank

Underwriters*     	               Principal Amount*
Total                                    $5,000,000,000

*Principal amounts of underwriters were not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/23/03	Republic of Italy

Shares            Price         Amount
13,200,000 	  $99.77	$13,169,244

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.08         N/A 	 0.44%	           0.47%

Brokers
Credit Suisse First Boston Corp., Deutsche Bank AG and JPMorgan Chase Bank

Underwriters of Republic of Italy

Underwriters     	                   Principal Amount
Credit Suisse First Boston Corp.             $890,000,000
Deutsche Bank Securities, Inc.                890,000,000
J.P. Morgan Securities, Inc.                  890,000,000
ABN AMRO, Inc.                                 30,000,000
Banca IMI SpA                                  30,000,000
Goldman, Sachs & Co.                           30,000,000
HSBC Securities (USA) Inc.                     30,000,000
Lehman Brothers, Inc.                          30,000,000
Merrill Lynch, Pierce, Fenner, & Smith, Inc.   30,000,000
Morgan Stanley & Co., Inc.                     30,000,000
Nomura International PLC                       30,000,000
Salomon Smith Barney, Inc.                     30,000,000
UBS Warburg LLC                                30,000,000
UniCredit Banca Mobiliare SpA                  30,000,000
Total                                      $3,000,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/26/03	WASI Ser. 2003-HE1, Class A1
		(Wachovia Asset Securitization)

Par Amount       Price         Amount
13,300,000 	 $100.00	$13,300,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.22       N/A 	 1.33%	           3.49%

Broker
First Union Securities, Inc.

Underwriters of WASI Ser. 2003-HE1, Class A1
		(Wachovia Asset Securitization)

Underwriters                                Principal Amount
Wachovia Securities, Inc.		    $900,000,000
Banc One Capital Markets, Inc.		      50,000,000
J.P. Morgan Securities, Inc.		      50,000,000

Total					     $1,000,000,000




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/25/03	Federal National Mortgage Association (FNMA)

Par Amount       Price         Amount
2,215,000 	 $99.94	       $2,213,693

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	 0.06%	           1.93%

Broker
HSBC Securities, Inc.

Underwriters of Federal National Mortgage Association (FNMA)

Underwriters         	                   Principal Amount
Deutsche Bank Securities, Inc.		   $1,085,000,000
HSBC Securities (USA), Inc.		    1,085,000,000
J.P. Morgan Securities, Inc.		    1,090,000,000
Bear, Stearns & Co., Inc.		       70,000,000
Citigroup Global Markets, Inc.		      120,000,000
Countrywide Securities Corp.		       70,000,000
First Tennessee Bank N.A.	               70,000,000
Greenwich Capital Markets, Inc.		      120,000,000
Lehman Brothers, Inc.			       80,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.    70,000,000
Morgan Stanley & Co., Inc.		       70,000,000
UBS Warburg LLC				       70,000,000

Total                                      $4,000,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/25/03	Federal National Mortgage Association (FNMA)

Par Amount       Price         Amount
75,000,000	 $99.94	       $74,955,750

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	 1.87%	           1.93%

Broker
Morgan Stanley & Co.

Underwriters of Federal National Mortgage Association (FNMA)

Underwriters         	                   Principal Amount
Deutsche Bank Securities, Inc.		   $1,085,000,000
HSBC Securities (USA), Inc.		    1,085,000,000
J.P. Morgan Securities, Inc.		    1,090,000,000
Bear, Stearns & Co., Inc.		       70,000,000
Citigroup Global Markets, Inc.		      120,000,000
Countrywide Securities Corp.		       70,000,000
First Tennessee Bank N.A.	               70,000,000
Greenwich Capital Markets, Inc.		      120,000,000
Lehman Brothers, Inc.			       80,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.    70,000,000
Morgan Stanley & Co., Inc.		       70,000,000
UBS Warburg LLC				       70,000,000

Total                                      $4,000,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/30/03	SLM Corp.

Par Amount       Price         Amount
64,000,000 	 $99.97	       $63,978,880

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.35	    N/A 	 16.00%	           16.99%

Broker
Deutsche Morgan Grenfell

Underwriters of SLM Corp.

Underwriters                                Principal Amount
J.P. Morgan Securities, Inc.		    $150,000,000
Deutsche Bank Securities, Inc.		     150,000,000
Banc of America Securities LLC		      16,666,000
Banc One Capital Markets, Inc.		      16,666,000
Barclays Capital, Inc.			      16,667,000
Credit Suisse First Boston LLC		      16,667,000
Lehman Brothers, Inc.			      16,667,000
Wachovia Capital Markets LLC		      16,667,000

Total					     $400,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/04/03	Federal National Mortgage Association (FNMA)

Par Amount       Price         Amount
1,100,000	 $99.90	       $1,098,922

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.13       N/A 	 0.06%	           17.72%

Broker
First Boston Brokerage

Underwriters of Federal National Mortgage Association (FNMA)

Underwriters         	                   Principal Amount
Credit Suisse First Boston LLC		   $475,000,000
Citigroup Global Markets, Inc.		    475,000,000
First Tennessee Bank N.A.		    475,000,000
Bear, Stearns & Co., Inc.		     50,000,000
Deutsche Bank Securities, Inc.		     50,000,000
Goldman, Sachs & Co.			     50,000,000
HSBC Securities (USA), Inc.		     50,000,000
J.P. Morgan Securities, Inc.		     50,000,000
Lehman Brothers, Inc.			     75,000,000
Merrill Lynch Pierce, Fenner, & Smith, Inc.  50,000,000
Morgan Stanley & Co., Inc.		    150,000,000
UBS Securities LLC			     50,000,000

Total                                      $2,000,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/04/03	Federal National Mortgage Association (FNMA)

Par Amount       Price         Amount
65,000,000	 $99.90	       $64,936,300

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.13       N/A 	 3.25%	           17.72%

Broker
Morgan Stanley & Co.

Underwriters of Federal National Mortgage Association (FNMA)

Underwriters         	                   Principal Amount
Credit Suisse First Boston LLC		   $475,000,000
Citigroup Global Markets, Inc.		    475,000,000
First Tennessee Bank N.A.		    475,000,000
Bear, Stearns & Co., Inc.		     50,000,000
Deutsche Bank Securities, Inc.		     50,000,000
Goldman, Sachs & Co.			     50,000,000
HSBC Securities (USA), Inc.		     50,000,000
J.P. Morgan Securities, Inc.		     50,000,000
Lehman Brothers, Inc.			     75,000,000
Merrill Lynch Pierce, Fenner, & Smith, Inc.  50,000,000
Morgan Stanley & Co., Inc.		    150,000,000
UBS Securities LLC			     50,000,000

Total                                      $2,000,000,000